EX-99
   CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                           CERTIFICATION PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                          (18 U.S.C. SECTION 1350)

In connection with the Annual Report of E.T. Corporation ("Company") on Form 10-KSB for the fiscal year ended September 30, 2002 as filed with the Securities and Exchange Commission ("Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: January 13, 2003                      /s/  Sidney B. Fowlds
                                             Sidney B. Fowlds, President


Dated: January 13, 2003                      /s/  Anthony V. Feimann
                                             Anthony V. Feimann,
                                             Secretary/Treasurer